UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 20, 2022

Date of Report (date of earliest event reported)

Parabellum Acquisition Corp.

(Exact name of Registrant as specified in its charter)

Delaware	001-40845	86-2219674
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3811 Turtle Creek Blvd.,Suite 2125

Dallas, TX 75219

(Address of principal executive offices)

(972) 591-8349

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and three quarters of one redeemable warrant	PRBM.U	New York Stock Exchange
Shares of Class A common Stock, par value $0.0001 per share	PRBM	New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one share of Class A common stock for an exercise price of $11.50 per share	PRBM.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported in the Current Report on Form 8-K filed, on December 20, 2022 (the “Initial 8-K”), the Company approved the amendment to the Company's Amended and Restated Certificate of Incorporation (the “Amendment”) that extends the date by which the Company must consummate a business combination transaction from March 30, 2023 on a monthly basis up to September 30, 2023 (the date which is 24 months from the closing date of the Company's initial public offering of units) by depositing $185,000 into the Company’s trust account for each one month extension. This Amendment No. 1 to the Current Report on Form 8-K amends Item 7.01 of the Initial 8-K solely to correct an error on the number of shares of the Company’s Class A common stock redeemed as a result of the Amendment. No other changes have been made to the Initial 8-K.

Item 8.01	Other Events

In Item 7.01 of the Initial 8-K, we indicated based upon information provided to us by our transfer agent, Continental Stock Transfer & Trust (“CST”), that following the Amendment, stockholders elected to redeem 12,142,026 shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), which represents approximately 85% of the shares that were part of the units that were sold in the Company’s initial public offering. We described this amendment and redemptions in the Initial 8-K.

CST has now provided us with corrected information with respect to the number of shares of Class A Common Stock that were submitted for redemption. As a result, this Current Report on Form 8-K/A amends the Initial 8-K to correct that following the Amendment, stockholders elected to redeem 11,942,026 shares of the Company’s Class A Common Stock, which represents approximately 83% of the shares that were part of the units that were sold in the Company’s initial public offering.

Item 9.01	Financial Statements and Exhibits

Exhibit Number

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2023

PARABELLUM ACQUISITION CORP.

By:	/s/ Narbeh Derhacobian
Name:	Narbeh Derhacobian
Title:	Chief Executive Officer, President, Secretary